Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
Debt

The Partnership’s outstanding borrowings at December 31, 2016 and 2015 consisted of the following:

	December 31,
(In millions)	2016	2015
MPLX LP:
Bank revolving credit facility due 2020	$—	$877
Term loan facility due 2019	250	250
5.500% senior notes due 2023	710	710
4.500% senior notes due 2023	989	989
4.875% senior notes due 2024	1,149	1,149
4.000% senior notes due 2025	500	500
4.875% senior notes due 2025	1,189	1,189
Consolidated subsidiaries:
MarkWest - 4.500% - 5.500% senior notes, due 2023 - 2025	63	63
MPL - capital lease obligations due 2020	8	9
Total	4,858	5,736
Unamortized debt issuance costs	(7)	(8)
Unamortized discount(1)	(428)	(472)
Amounts due within one year	(1)	(1)
Total long-term debt due after one year	$4,422	$5,255

(1)	Includes $420 million and $464 million discount as of December 31, 2016 and 2015, respectively, related to the difference between the fair value and the principal amount of the assumed MarkWest debt.

The following table shows five years of scheduled debt payments.

(In millions)
2017	$1
2018	1
2019	251
2020	5
2021	—

Credit Agreements

On November 20, 2014, MPLX LP entered into a credit agreement with a syndicate of lenders (“MPLX Credit Agreement”) which provided for a five-year, $1 billion bank revolving credit facility and a $250 million term loan facility. In connection with the closing of the MarkWest Merger, the Partnership amended the MPLX Credit Agreement to, among other things, increase the aggregate amount of revolving credit capacity under the credit agreement by $1 billion, for total aggregate commitments of $2 billion, and to extend the maturity for the bank revolving credit facility to December 4, 2020. The term loan facility was not amended and matures on November 20, 2019. Also in connection with the closing of the MarkWest Merger, MarkWest’s bank revolving credit facility was terminated and the approximately $943 million outstanding under MarkWest’s bank revolving credit facility was repaid with $850 million of borrowings under MPLX LP’s bank revolving credit facility and $93 million of cash.

The bank revolving credit facility includes a letter of credit issuing capacity of up to $250 million and swingline capacity of up to $100 million. The borrowing capacity under the MPLX Credit Agreement may be increased by up to an additional $500 million, subject to certain conditions, including the consent of lenders whose commitments would increase. In addition, the maturity date may be extended from time-to-time during its term to a date that is one year after the then-effective maturity subject to the approval of lenders holding the majority of the commitments then outstanding, provided that the commitments of any non-consenting lenders will be terminated on the then-effective maturity date.

The term loan facility was drawn in full on November 20, 2014. The maturity date for the term loan facility may be extended for up to two additional one-year periods subject to the consent of the lenders holding a majority of the outstanding term loan borrowings, provided that the portion of the term loan borrowings held by any non-consenting lenders will continue to be due and payable on the then-effective maturity date. The borrowings under this facility during 2016 were at an average interest rate of 1.954 percent.

Borrowings under the MPLX Credit Agreement bear interest at either the Adjusted LIBOR or the Alternate Base Rate (as defined in the MPLX Credit Agreement), at our election, plus a specified margin. The Partnership is charged various fees and expenses in connection with the agreement, including administrative agent fees, commitment fees on the unused portion of the bank revolving credit facility and fees with respect to issued and outstanding letters of credit. The applicable margins to the benchmark interest rates and certain fees fluctuate based on the credit ratings in effect from time to time on the Partnership’s long-term debt.

The MPLX Credit Agreement includes certain representations and warranties, affirmative and restrictive covenants and events of default that the Partnership considers to be usual and customary for an agreement of this type. This agreement includes a financial covenant that requires the Partnership to maintain a ratio of Consolidated Total Debt as of the end of each fiscal quarter to Consolidated EBITDA (both as defined in the MPLX Credit Agreement) for the prior four fiscal quarters of no greater than 5.0 to 1.0 (or 5.5 to 1.0 for up to two fiscal quarters following certain acquisitions.) Consolidated EBITDA is subject to adjustments for certain acquisitions completed and capital projects undertaken during the relevant period. Other covenants restrict the Partnership and certain of its subsidiaries from incurring debt, creating liens on its assets and entering into transactions with affiliates. As of December 31, 2016, the Partnership was in compliance with the covenants contained in the MPLX Credit Agreement.

During 2016, the Partnership borrowed $434 million under the bank revolving credit facility, at an average interest rate of 1.899 percent, per annum, and repaid $1.3 billion under the bank revolving credit facility. At December 31, 2016, the Partnership had no borrowings against the facility and $3 million letters of credit outstanding under this facility, resulting in total availability of $2 billion, or 99.9 percent of the borrowing capacity.

During 2015, the Partnership borrowed $992 million under the bank revolving credit facility, at an average interest rate of 1.617 percent, per annum, and repaid $500 million of these borrowings. At December 31, 2015, the Partnership had $877 million of borrowings and $8 million letters of credit outstanding under this facility, resulting in total unused loan availability of $1.12 billion, or 55.8 percent of the borrowing capacity.

During 2014, in connection with entering into the above mentioned MPLX Credit Agreement, the Partnership terminated its previously existing $500 million five-year MPLX Operations bank revolving credit agreement, dated as of September 14, 2012. However, during 2014, we borrowed $280 million under the previously existing agreement, at an average interest rate of 1.535 percent, per annum, and repaid all of these borrowings.

Senior Notes

In connection with the MarkWest Merger, MPLX LP assumed MarkWest’s outstanding debt, which included $4.1 billion aggregate principal amount of senior notes. On December 22, 2015, approximately $4.04 billion aggregate principal amount of MarkWest’s outstanding senior notes were exchanged for an aggregate principal amount of approximately $4.04 billion of new unsecured senior notes issued by MPLX LP in an exchange offer and consent solicitation undertaken by MPLX LP and MarkWest, leaving approximately $63 million aggregate principal of outstanding senior notes held by MarkWest.

The MPLX LP senior notes consist of (i) approximately $710 million aggregate principal amount of 5.500 percent senior notes due February 15, 2023, (ii) approximately $989 million aggregate principal amount of 4.500 percent senior notes due July 15, 2023, (iii) approximately $1.15 billion aggregate principal amount of 4.875 percent senior notes due December 1, 2024, (iv) approximately $500 million aggregate principal amount of four percent unsecured senior notes due February 15, 2025, and (v) approximately $1.19 billion aggregate principal amount of 4.875 percent senior notes due June 1, 2025. Interest on each series of MPLX LP senior notes is payable semi-annually in arrears according to the table below.

Senior Notes	Interest payable semi-annually in arrears
5.500% senior notes due 2023	February 15th and August 15th
4.500% senior notes due 2023	January 15th and July 15th
4.875% senior notes due 2024	June 1st and December 1st
4.000% senior notes due 2025	February 15th and August 15th
4.875% senior notes due 2025	June 1st and December 1st

After giving effect to the exchange offer and consent solicitation referred to above, as of December 31, 2016, MarkWest had outstanding (i) approximately $40 million aggregate principal amount of 5.500 percent senior notes due February 15, 2023, (ii) approximately $11 million aggregate principal amount of 4.500 percent senior notes due July 15, 2023, (iii) approximately $1 million aggregate principal amount of 4.875 percent senior notes due December 1, 2024 and (iv) approximately $11 million aggregate principal amount of 4.875 percent senior notes due June 1, 2025. Interest on each series of the MarkWest senior notes is payable semi-annually in arrears consistent with the table above.

On February 12, 2015, the Partnership completed a public offering of $500 million aggregate principal amount of four percent unsecured senior notes due February 15, 2025 (the “Feb 2025 Notes”). The net proceeds from the offering of the Feb 2025 Notes were approximately $495 million, after deducting underwriting discounts. The net proceeds were used to repay the amounts outstanding under its bank revolving credit facility, as well as for general partnership purposes. Interest is payable semi-annually in arrears, commencing on August 15, 2015.

SMR Transaction

On September 1, 2009, MarkWest completed the sale of the SMR (the “SMR Transaction”). At that time, MarkWest had begun constructing the SMR at its Javelina gas processing and fractionation complex in Corpus Christi, Texas. Under the terms of the agreement, MarkWest received proceeds of $73 million and the purchaser completed the construction of the SMR. MarkWest and the purchaser also executed a related product supply agreement under which the Partnership will receive the entire product produced by the SMR through 2030 in exchange for processing fees and the reimbursement of certain other expenses. The processing fee payments began when the SMR commenced operations in March 2010. MarkWest was deemed to have continuing involvement with the SMR as a result of certain provisions in the related agreements. Therefore, the transaction is treated as a financing arrangement under GAAP. The Partnership imputes interest on the SMR liability at 6.39 percent annually, its incremental borrowing rate at the time of the purchase accounting valuation. Each processing fee payment has multiple elements: reduction of principal of the SMR liability, interest expense associated with the SMR liability and facility expense related to the operation of the SMR. As part of purchase accounting, the SMR Transaction has been recorded at fair value. As of December 31, 2016 and 2015, the following amounts related to the SMR are included in the accompanying Consolidated Balance Sheets:

(In millions)	December 31, 2016	December 31, 2015
Assets
Property, plant and equipment, net of accumulated depreciation	$61	$69
Liabilities
Accrued liabilities	5	4
Deferred credits and other liabilities	91	96